UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 18, 2017

Papa John's International, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-21660	61-1203323
(Commission File Number)	(IRS Employer Identification No.)

2002 Papa John's Boulevard
Louisville, Kentucky 40299-2367
(Address of principal executive offices) (Zip Code)

(502) 261-7272
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting held on December 18, 2017, the Board of Directors of Papa John’s International, Inc. (the "Company") appointed Steve Ritchie, 43, to the position of President and Chief Executive Officer of the Company, effective January 1, 2018. Mr. Ritchie is currently serving as President and Chief Operating Officer of the Company.  Mr. Ritchie was appointed President and Chief Operating Officer in July 2015 after serving as Senior Vice President and Chief Operating Officer since May 2014.  Mr. Ritchie has served as a Senior Vice President since December 2010 and in various capacities of increasing responsibility over Global Operations & Global Operations Support and Training since July 2010.  Since 2006, he also has served as a franchise owner and operator of multiple units in the Company’s Midwest Division.

John H. Schnatter, the Company’s Founder, who is currently serving as Founder, Chairman and Chief Executive Officer of the Company, will continue his service as Founder and Chairman of the Board.

No changes to executive compensation for Mr. Ritchie have been determined at this time.  Information about Mr. Ritchie’s compensation and certain related person transactions involving Mr. Ritchie which are required to be disclosed pursuant to Item 404(a) of Regulation S-K can be found in the Company’s definitive proxy statement for its 2017 annual meeting of stockholders filed with the Securities and Exchange Commission on March 23, 2017, which information is incorporated by reference herein.

A copy of the press release issued by the Company on December 21, 2017, to announce the Chief Executive Officer succession is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit 99.1      Papa John’s International, Inc. press release dated December 21, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAPA JOHN'S INTERNATIONAL, INC.
(Registrant)

Date:	December 21, 2017	/s/ Lance F. Tucker
Lance F. Tucker
Senior Vice President, Chief Financial Officer,
Chief Administrative Officer and Treasurer

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